Unity Bancorp, Inc.

64 Old Highway 22

Clinton, NJ 08809

800-618-BANK

www.unitybank.com

NewsNewsNewsNewsNews

For Immediate Release:

October 21, 2015

News Media & Financial Analyst Contact:

Alan J. Bedner, EVP

Chief Financial Officer

(908) 713-4308

Unity Bancorp Reports Quarterly Net Income Increased 35%

and Nine Month Net Income Increased 47%

Clinton, NJ - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported increased third quarter and year-to-date earnings.   Major contributing factors included strong loan growth, increased deposits and improved credit quality.  Commercial, residential mortgage and consumer lending were up; with over ten percent growth year-to-date for each.

“Our loan growth is a reflection of our commitment to the funding needs of our communities,” reported James A Hughes, President and CEO.  “We customize our products for our customers and we are entrepreneurial in our approach to providing solutions.  That is the strength of Community Banking; knowing our customers and understanding their needs.”

Net income was $2.6 million, or $0.30 per diluted share, for the three months ended September 30, 2015, a 35% increase compared to net income of $1.9 million, or $0.24 per diluted share, for the same period a year ago.  Return on average assets and average common equity for the quarter were 1.00% and 13.54%, respectively, compared to 0.82% and 11.89% for the same period a year ago.

Highlights include:

•	12.3% loan growth since year-end 2014 – 25.7% growth in consumer loans, 15.7% growth in residential mortgage loans, and 10.2% growth in commercial loans.
•	14.7% increase in noninterest-bearing demand deposits since year-end 2014.
•	13.0% increase in net interest income compared to the prior year’s quarter due to strong loan growth.
•	Net interest margin of 3.60% this quarter compared to 3.56% in the prior year’s quarter.
•	Improved credit quality metrics and reduced loan loss provision – $307 thousand decrease in net charge-offs compared to the prior year’s quarter and a 9.1% decrease in nonperforming loans.

“I am extremely pleased with the performance of the Bank,” said James A Hughes, President and CEO.  “The sustained improvement in earnings is the direct result of our sales and service culture.  We are experiencing record mortgage and SBA loan origination volume which has contributed to our increased noninterest income.  I remain very optimistic about our future and I look forward to reporting our continued success.”

For the nine months ended September 30, 2015, net income totaled $6.9 million, or $0.81 per diluted share, compared to $4.7 million or $0.61 per diluted share in the prior year’s period.  Return on average assets and average common equity for the nine month periods were 0.95% and 12.69%, respectively, compared to 0.70% and 10.47% for the same period a year ago.

Net Interest Income

Our core source of earnings, net interest income, increased $1.0 million to $8.6 million for the quarter ended September 30, 2015 compared to the prior year’s period.  This increase was the result of the strong loan growth in residential mortgage, commercial and consumer loans.  Average residential mortgage loans have increased $53.0 million, average commercial loans increased $52.3 million and consumer loans increased $19.6 million for the quarter-ended September 30, 2015 compared to the comparable quarter in 2014. Partially offsetting this increase was the lower level of interest income due to a reduced investment portfolio and the slight increase in deposit interest expense.

The net interest margin increased 4 basis points to 3.60% for the quarter ended September 30, 2015 compared to 3.56% for the prior year’s quarter.  The expansion in the net interest margin was due to strong loan growth, partially offset by lower investment security balances.

Provision for Loan Losses

The provision for loan losses totaled $200 thousand for the quarter ended September 30, 2015, compared to $550 thousand for the prior year period.  For the nine months ended September 30, 2015, the provision for loan losses was $400 thousand compared to $1.7 million for the same period last year.  The decrease was the result of lower levels of net charge-offs and reduced nonperforming assets.

Noninterest Income

Noninterest income increased $422 thousand to $2.3 million for the three months ended September 30, 2015, compared to the same period last year. For the nine months ended September 30, 2015, noninterest income increased $790 thousand to $5.8 million, compared to the same period a year ago.   Quarterly and year-to-date noninterest income increased due to higher gains on the sale of mortgage loans.

During the quarter, $57.7 million in residential mortgage loans were originated, of which $35.7 million were sold at a gain of $926 thousand, compared to $40.1 million originated and $16.5 million sold at a gain of $263 thousand during the prior year’s quarter. For the nine month period, $144.7 million in residential mortgage loans were originated, of which $77.9 million were sold at a gain of $2.0 million, compared to $98.7 million originated and $45.1 million sold at a gain of $816 thousand in the prior year’s period.  All residential mortgage loans originated in 2015 that are held in portfolio for investment are adjustable rate mortgages or 15 year or less fixed rate mortgages.

In addition to the noninterest income increases noted above, other notable items included:  1) $3.4 million in SBA loan sales this quarter at a net gain of $308 thousand and 2) a decline in BOLI income from the prior year periods as those periods included a death benefit.

Noninterest Expense

Noninterest expense increased $611 thousand to $6.9 million for the quarter and increased $1.4 million to $20.0 million for the nine months ended September 30, 2015, respectively.  The majority of the increase in each period was due to higher compensation and benefits expenses which rose $600 thousand for the quarter and $1.2 million for the nine month period.  Compensation and benefits expenses have increased over the past twelve months due to increased head count in loan origination and support staff.   In addition, mortgage commission expense increased due to the larger volume of mortgages originated and benefits expense increased due to the addition of a supplemental executive retirement plan (“SERP”).

Other expense fluctuations included:  higher software maintenance and technology consulting expense,  audit expenses related to Federal Deposit Insurance Corporation Improvement Act (“FDICIA”) testing and director fees, while OREO expenses for the quarterly and nine month periods decreased due to lower property tax, maintenance, utility and legal costs to hold these properties.

Financial Condition

At September 30, 2015, total assets were $1.1 billion, an increase of $43.9 million from year-end 2014:

•

Total loans increased $93.7 million or 12.3%, from year-end 2014 to $855.6 million at September 30, 2015. The majority of the growth came in our commercial, residential mortgage and consumer loan portfolios which increased $41.0 million, $34.6 million and $15.2 million, respectively.

•

Total deposits increased $71.9 million or 9.1%, to $866.2 million at September 30, 2015, due primarily to increased time deposits and noninterest-bearing demand deposits, partially offset by decreased savings deposits and interest-bearing demand deposits.

•	Shareholders’ equity was $76.1 million at September 30, 2015, an increase of $5.9 million from year-end 2014, due to year-to-date net income less the dividends paid.
•	Book value per common share was $9.02 as of September 30, 2015.
•

At September 30, 2015, the leverage, common equity Tier I, Tier I and Total Risk Based Capital ratios were 8.92%, 9.37%, 11.25% and 12.50% respectively, all in excess of the ratios required to be deemed “well-capitalized”.

Credit Quality

•	Nonperforming assets totaled $12.5 million at September 30, 2015, or 1.46% of total loans and OREO, compared to $12.5 million or 1.64% of total loans and OREO at year-end 2014.
•	Nonperforming loans decreased 5.5% to $10.7 million at September 30, 2015 from year-end.
•	OREO increased $597 thousand to $1.8 million at September 30, 2015 from year-end.
•	The allowance for loan losses totaled $12.4 million at September 30, 2015, or 1.45% of total loans compared to $12.6 million and 1.65% at December 31, 2014.
•

Net charge-offs were $183 thousand for the three months ended September 30, 2015, compared to $490 thousand for the same period a year ago.  For the nine months ended September 30, 2015, net charge-offs were $530 thousand, a decrease of $1.4 million compared to the prior year’s period.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $1.1 billion in assets and $866 million in deposits.  Unity Bank provides financial services to retail, corporate and small business customers through its 15 retail service centers located in Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County, Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com , or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumption.9ns made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

September 30, 2015

				September 30, 2015 vs.
				June 30, 2015	September 30, 2014
(In thousands, except percentages and per share amounts)	September 30, 2015	June 30, 2015	September 30, 2014%		%
BALANCE SHEET DATA:
Total assets	$1,052,711	$1,024,303	$969,593	2.8%	8.6%
Total deposits	866,247	815,427	781,920	6.2	10.8
Total loans	855,560	821,696	744,366	4.1	14.9
Total securities	71,492	74,375	86,879	(3.9)	(17.7)
Total shareholders' equity	76,065	73,690	68,384	3.2	11.2
Allowance for loan losses	(12,421)	(12,404)	(12,918)	0.1	(3.8)

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$3,845	$3,610	$2,694	6.5	42.7
Provision for income taxes	1,294	1,182	808	9.5	60.1
Net income	$2,551	$2,428	$1,886	5.1	35.3

Net income per common share - Basic	$0.30	$0.29	$0.24	3.4	25.0
Net income per common share - Diluted	$0.30	$0.28	$0.24	7.1	25.0

Return on average assets	1.00%	1.01%	0.82%	(1.0)	22.0
Return on average equity	13.54%	13.35%	11.89%	1.4	13.9
Efficiency ratio	62.88%	64.99%	65.80%	(3.2)	(4.4)
Net interest margin	3.60%	3.70%	3.56%	(2.7)	1.1

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	$10,414		$6,900		50.9
Provision for income taxes	3,496		2,193		59.4
Net income	$6,918		$4,707		47.0

Net income per common share - Basic	$0.82		$0.61		34.4
Net income per common share - Diluted	$0.81		$0.61		32.8

Return on average assets	0.95%		0.70%		35.7
Return on average equity	12.69%		10.47%		21.2
Efficiency ratio	64.97%		69.40%		(6.4)
Net interest margin	3.65%		3.54%		3.1

SHARE INFORMATION:
Market price per share	$9.77	$9.79	$9.63	(0.2)	1.5
Dividends paid	$0.04	$0.03	$0.03	0.3	0.3
Book value per common share	$9.02	$8.75	$8.17	3.1	10.4
Average diluted shares outstanding (QTD)	8,536	8,524	7,946	0.1	7.4

CAPITAL RATIOS:
Total equity to total assets	7.23%	7.19%	7.05%	0.6	2.6
Leverage ratio	8.92%	9.09%	8.96%	(1.9)	(0.4)
Common equity tier 1 risk-based capital ratio	9.37%	9.39%	n/a	n/a	n/a
Tier 1 risk-based capital ratio	11.25%	11.33%	11.58%	(0.7)	(2.8)
Total risk-based capital ratio	12.50%	12.59%	12.84%	(0.7)	(2.6)

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$12,501	$11,102	$12,870	12.6	(2.9)
QTD net chargeoffs (annualized) to QTD average loans	0.09%	(0.11)%	0.27%	181.8	(66.7)
Allowance for loan losses to total loans	1.45%	1.51%	1.74%	(4.0)	(16.7)
Nonperforming assets to total loans and OREO	1.46%	1.35%	1.73%	8.1	(15.6)
Nonperforming assets to total assets	1.19%	1.08%	1.33%	10.2%	(10.5)%

(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
(2)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

September 30, 2015

				December 31, 2014	September 30, 2014
(In thousands, except percentages)	September 30, 2015	December 31, 2014	September 30, 2014%		%
ASSETS
Cash and due from banks	$21,863	$29,351	$29,384	(25.5)%	(25.6)%
Federal funds sold and interest-bearing deposits	66,994	100,470	72,205	(33.3)	(7.2)
Cash and cash equivalents	88,857	129,821	101,589	(31.6)	(12.5)
Securities:
Securities available for sale	53,470	60,073	66,054	(11.0)	(19.1)
Securities held to maturity	18,022	20,009	20,825	(9.9)	(13.5)
Total securities	71,492	80,082	86,879	(10.7)	(17.7)
Loans:
SBA loans held for sale	13,937	5,179	7,835	169.1	77.9
SBA loans held for investment	39,728	40,401	44,502	(1.7)	(10.7)
SBA 504 loans	29,221	34,322	34,152	(14.9)	(14.4)
Commercial loans	442,970	401,949	391,338	10.2	13.2
Residential mortgage loans	255,447	220,878	211,450	15.7	20.8
Consumer loans	74,257	59,096	55,089	25.7	34.8
Total loans	855,560	761,825	744,366	12.3	14.9
Allowance for loan losses	(12,421)	(12,551)	(12,918)	1.0	(3.8)
Net loans	843,139	749,274	731,448	12.5	15.3
Premises and equipment, net	15,297	15,231	15,420	0.4	(0.8)
Bank owned life insurance ("BOLI")	13,285	13,001	12,907	2.2	2.9
Deferred tax assets	6,107	5,860	6,066	4.2	0.7
Federal Home Loan Bank ("FHLB") stock	4,510	6,032	4,907	(25.2)	(8.1)
Accrued interest receivable	3,704	3,518	3,422	5.3	8.2
Other real estate owned ("OREO")	1,759	1,162	1,658	51.4	6.1
Goodwill and other intangibles	1,516	1,516	1,516	-	-
Other assets	3,045	3,291	3,781	(7.5)	(19.5)
Total assets	$1,052,711	$1,008,788	$969,593	4.4%	8.6%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$175,298	$152,785	$149,272	14.7%	17.4%
Interest-bearing demand	123,984	128,875	117,260	(3.8)	5.7
Savings	299,017	300,348	292,108	(0.4)	2.4
Time, under $100,000	124,348	113,119	115,143	9.9	8.0
Time, $100,000 and over	143,600	99,214	108,137	44.7	32.8
Total deposits	866,247	794,341	781,920	9.1	10.8
Borrowed funds	90,000	125,000	100,000	(28.0)	(10.0)
Subordinated debentures	15,465	15,465	15,465	-	-
Accrued interest payable	460	474	476	(3.0)	(3.4)
Accrued expenses and other liabilities	4,474	3,385	3,348	32.2	33.6
Total liabilities	976,646	938,665	901,209	4.0	8.4
Shareholders' equity:
Common stock	59,205	58,785	58,638	0.7	1.0
Retained earnings	17,270	11,195	9,751	54.3	77.1
Accumulated other comprehensive (loss) income	(410)	143	(5)	NM	NM
Total shareholders' equity	76,065	70,123	68,384	8.5	11.2
Total liabilities and shareholders' equity	$1,052,711	$1,008,788	$969,593	4.4%	8.6%

Issued and outstanding common shares	8,429	8,388	8,370

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

September 30, 2015

				September 30, 2015 vs.
	For the three months ended			June 30, 2015		September 30, 2014
(In thousands, except percentages and per share amounts)	September 30, 2015	June 30, 2015	September 30, 2014	$	%	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$11	$6	$12	$5	83.3%	$(1)	(8.3)%
FHLB stock	36	38	40	(2)	(5.3)	(4)	(10.0)
Securities:
Taxable	349	363	461	(14)	(3.9)	(112)	(24.3)
Tax-exempt	71	71	81	-	-	(10)	(12.3)
Total securities	420	434	542	(14)	(3.2)	(122)	(22.5)
Loans:
SBA loans	696	605	636	91	15.0	60	9.4
SBA 504 loans	353	369	419	(16)	(4.3)	(66)	(15.8)
Commercial loans	5,378	5,276	4,926	102	1.9	452	9.2
Residential mortgage loans	2,811	2,716	2,327	95	3.5	484	20.8
Consumer loans	849	774	589	75	9.7	260	44.1
Total loans	10,087	9,740	8,897	347	3.6	1,190	13.4
Total interest income	10,554	10,218	9,491	336	3.3	1,063	11.2
INTEREST EXPENSE
Interest-bearing demand deposits	108	103	98	5	4.9	10	10.2
Savings deposits	255	271	216	(16)	(5.9)	39	18.1
Time deposits	839	725	725	114	15.7	114	15.7
Borrowed funds and subordinated debentures	730	750	820	(20)	(2.7)	(90)	(11.0)
Total interest expense	1,932	1,849	1,859	83	4.5	73	3.9
Net interest income	8,622	8,369	7,632	253	3.0	990	13.0
Provision for loan losses	200	-	550	200	100.0	(350)	(63.6)
Net interest income after provision for loan losses	8,422	8,369	7,082	53	0.6	1,340	18.9
NONINTEREST INCOME
Branch fee income	399	373	388	26	7.0	11	2.8
Service and loan fee income	306	466	292	(160)	(34.3)	14	4.8
Gain on sale of SBA loans held for sale, net	308	-	295	308	100.0	13	4.4
Gain on sale of mortgage loans, net	926	687	263	239	34.8	663	252.1
BOLI income	95	95	400	-	-	(305)	(76.3)
Net security gains	-	28	-	(28)	(100.0)	-	-
Other income	241	244	215	(3)	(1.2)	26	12.1
Total noninterest income	2,275	1,893	1,853	382	20.2	422	22.8
NONINTEREST EXPENSE
Compensation and benefits	3,814	3,481	3,214	333	9.6	600	18.7
Occupancy	598	601	604	(3)	(0.5)	(6)	(1.0)
Processing and communications	631	614	667	17	2.8	(36)	(5.4)
Furniture and equipment	393	422	377	(29)	(6.9)	16	4.2
Professional services	251	242	159	9	3.7	92	57.9
Loan costs	265	160	225	105	65.6	40	17.8
OREO expenses	15	67	71	(52)	(77.6)	(56)	(78.9)
Deposit insurance	163	150	166	13	8.7	(3)	(1.8)
Advertising	203	343	291	(140)	(40.8)	(88)	(30.2)
Other expenses	519	572	467	(53)	(9.3)	52	11.1
Total noninterest expense	6,852	6,652	6,241	200	3.0	611	9.8
Income before provision for income taxes	3,845	3,610	2,694	235	6.5	1,151	42.7
Provision for income taxes	1,294	1,182	808	112	9.5	486	60.1
Net income	$2,551	$2,428	$1,886	$123	5.1%	$665	35.3%

Effective tax rate	33.7%	32.7%	30.0%

Net income per common share - Basic	$0.30	$0.29	$0.24
Net income per common share - Diluted	$0.30	$0.28	$0.24

Weighted average common shares outstanding - Basic	8,427	8,425	7,847
Weighted average common shares outstanding - Diluted	8,536	8,524	7,946

(1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.

UNITY BANCORP, INC.

YTD CONSOLIDATED STATEMENTS OF INCOME

September 30, 2015

	For the nine months ended September 30,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2015	2014	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$26	$31	$(5)	(16.1)%
FHLB stock	117	127	(10)	(7.9)
Securities:
Taxable	1,100	1,740	(640)	(36.8)
Tax-exempt	213	275	(62)	(22.5)
Total securities	1,313	2,015	(702)	(34.8)
Loans:
SBA loans	1,980	1,863	117	6.3
SBA 504 loans	1,068	1,251	(183)	(14.6)
Commercial loans	15,720	14,264	1,456	10.2
Residential mortgage loans	8,108	6,438	1,670	25.9
Consumer loans	2,322	1,628	694	42.6
Total loans	29,198	25,444	3,754	14.8
Total interest income	30,654	27,617	3,037	11.0
INTEREST EXPENSE
Interest-bearing demand deposits	317	318	(1)	(0.3)
Savings deposits	789	586	203	34.6
Time deposits	2,250	2,062	188	9.1
Borrowed funds and subordinated debentures	2,289	2,426	(137)	(5.6)
Total interest expense	5,645	5,392	253	4.7
Net interest income	25,009	22,225	2,784	12.5
Provision for loan losses	400	1,700	(1,300)	(76.5)
Net interest income after provision for loan losses	24,609	20,525	4,084	19.9
NONINTEREST INCOME
Branch fee income	1,118	1,106	12	1.1
Service and loan fee income	1,068	872	196	22.5
Gain on sale of SBA loans held for sale, net	671	633	38	6.0
Gain on sale of mortgage loans, net	1,957	816	1,141	139.8
BOLI income	284	593	(309)	(52.1)
Net security gains	28	378	(350)	(92.6)
Other income	683	621	62	10.0
Total noninterest income	5,809	5,019	790	15.7
NONINTEREST EXPENSE
Compensation and benefits	10,767	9,553	1,214	12.7
Occupancy	1,871	1,882	(11)	(0.6)
Processing and communications	1,841	1,847	(6)	(0.3)
Furniture and equipment	1,189	1,112	77	6.9
Professional services	729	617	112	18.2
Loan costs	647	569	78	13.7
OREO expenses	117	414	(297)	(71.7)
Deposit insurance	496	515	(19)	(3.7)
Advertising	728	729	(1)	(0.1)
Other expenses	1,619	1,406	213	15.1
Total noninterest expense	20,004	18,644	1,360	7.3
Income before provision for income taxes	10,414	6,900	3,514	50.9
Provision for income taxes	3,496	2,193	1,303	59.4
Net income	$6,918	$4,707	$2,211	47.0%

Effective tax rate	33.6%	31.8%

Net income per common share - Basic	$0.82	$0.61
Net income per common share - Diluted	$0.81	$0.61

Weighted average common shares outstanding - Basic	8,423	7,680
Weighted average common shares outstanding - Diluted	8,524	7,765

UNITY BANCORP, INC.

QTD NET INTEREST MARGIN

September 30, 2015

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	September 30, 2015			June 30, 2015
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$34,465	$11	0.13%	$20,259	$6	0.12%
FHLB stock	3,517	36	4.06	3,720	38	4.10
Securities:
Taxable	61,542	349	2.25	63,834	363	2.28
Tax-exempt	11,612	105	3.59	11,803	105	3.57
Total securities (A)	73,154	454	2.46	75,637	468	2.48
Loans:
SBA loans	53,325	696	5.18	47,249	605	5.14
SBA 504 loans	29,268	353	4.79	29,539	369	5.01
Commercial loans	433,285	5,378	4.92	422,371	5,276	5.01
Residential mortgage loans	254,765	2,811	4.38	243,821	2,716	4.47
Consumer loans	72,641	849	4.64	67,353	774	4.61
Total loans (B)	843,284	10,087	4.75	810,333	9,740	4.82
Total interest-earning assets	$954,420	$10,588	4.40%	$909,949	$10,252	4.52%

Noninterest-earning assets:
Cash and due from banks	24,990			24,768
Allowance for loan losses	(12,619)			(12,430)
Other assets	44,098			43,596
Total noninterest-earning assets	56,469			55,934
Total assets	$1,010,889			$965,883

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$125,405	$108	0.34%	$123,663	$103	0.33%
Total savings deposits	290,413	255	0.35	287,911	271	0.38
Total time deposits	256,216	839	1.30	220,403	725	1.32
Total interest-bearing deposits	672,034	1,202	0.71	631,977	1,099	0.70
Borrowed funds and subordinated debentures	83,383	730	3.47	87,944	750	3.42
Total interest-bearing liabilities	$755,417	$1,932	1.01%	$719,921	$1,849	1.03%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	176,085			168,585
Other liabilities	4,663			4,413
Total noninterest-bearing liabilities	180,748			172,998
Total shareholders' equity	74,724			72,964
Total liabilities and shareholders' equity	$1,010,889			$965,883

Net interest spread		$8,656	3.39%		$8,403	3.49%
Tax-equivalent basis adjustment		(34)			(34)
Net interest income		$8,622			$8,369
Net interest margin			3.60%			3.70%
(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QTD NET INTEREST MARGIN

September 30, 2015

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	September 30, 2015			September 30, 2014
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$34,465	$11	0.13%	$38,754	$12	0.12%
FHLB stock	3,517	36	4.06	3,948	40	4.02
Securities:
Taxable	61,542	349	2.25	75,685	461	2.44
Tax-exempt	11,612	105	3.59	13,348	119	3.57
Total securities (A)	73,154	454	2.46	89,033	580	2.61
Loans:
SBA loans	53,325	696	5.18	53,400	636	4.76
SBA 504 loans	29,268	353	4.79	34,310	419	4.85
Commercial loans	433,285	5,378	4.92	380,983	4,926	5.13
Residential mortgage loans	254,765	2,811	4.38	201,793	2,327	4.61
Consumer loans	72,641	849	4.64	53,000	589	4.41
Total loans (B)	843,284	10,087	4.75	723,486	8,897	4.89
Total interest-earning assets	$954,420	$10,588	4.40%	$855,221	$9,529	4.43%

Noninterest-earning assets:
Cash and due from banks	24,990			29,873
Allowance for loan losses	(12,619)			(12,980)
Other assets	44,098			44,656
Total noninterest-earning assets	56,469			61,549
Total assets	$1,010,889			$916,770

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$125,405	$108	0.34%	$116,646	$98	0.33%
Total savings deposits	290,413	255	0.35	271,356	216	0.32
Total time deposits	256,216	839	1.30	221,584	725	1.30
Total interest-bearing deposits	672,034	1,202	0.71	609,586	1,039	0.68
Borrowed funds and subordinated debentures	83,383	730	3.47	91,574	820	3.50
Total interest-bearing liabilities	$755,417	$1,932	1.01%	$701,160	$1,859	1.05%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	176,085			148,724
Other liabilities	4,663			3,921
Total noninterest-bearing liabilities	180,748			152,645
Total shareholders' equity	74,724			62,965
Total liabilities and shareholders' equity	$1,010,889			$916,770

Net interest spread		$8,656	3.39%		$7,670	3.38%
Tax-equivalent basis adjustment		(34)			(38)
Net interest income		$8,622			$7,632
Net interest margin			3.60%			3.56%
(A)

Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis.  They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 34 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

YEAR TO DATE NET INTEREST MARGIN

September 30, 2015

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the nine months ended
	September 30, 2015			September 30, 2014
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$30,657	$26	0.11%	$42,869	$31	0.10%
FHLB stock	3,694	117	4.23	4,028	127	4.22
Securities:
Taxable	64,121	1,100	2.29	84,634	1,740	2.74
Tax-exempt	11,798	315	3.57	14,920	407	3.64
Total securities (A)	75,919	1,415	2.49	99,554	2,147	2.87
Loans:
SBA loans	49,678	1,980	5.33	54,047	1,863	4.60
SBA 504 loans	30,720	1,068	4.65	33,491	1,251	4.99
Commercial loans	420,682	15,720	5.00	371,951	14,264	5.13
Residential mortgage loans	241,675	8,108	4.49	189,365	6,438	4.53
Consumer loans	67,488	2,322	4.60	48,918	1,628	4.45
Total loans (B)	810,243	29,198	4.82	697,772	25,444	4.87
Total interest-earning assets	$920,513	$30,756	4.47%	$844,223	$27,749	4.39%

Noninterest-earning assets:
Cash and due from banks	26,537			25,900
Allowance for loan losses	(12,583)			(13,141)
Other assets	43,637			44,559
Total noninterest-earning assets	57,591			57,318
Total assets	$978,104			$901,541

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$125,216	$317	0.34%	$125,341	$318	0.34%
Total savings deposits	289,445	789	0.36	266,384	586	0.29
Total time deposits	229,512	2,250	1.31	213,339	2,062	1.29
Total interest-bearing deposits	644,173	3,356	0.69	605,064	2,966	0.65
Borrowed funds and subordinated debentures	87,714	2,289	3.49	91,304	2,426	3.50
Total interest-bearing liabilities	$731,887	$5,645	1.03%	$696,368	$5,392	1.02%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	168,852			141,598
Other liabilities	4,463			3,477
Total noninterest-bearing liabilities	173,315			145,075
Total shareholders' equity	72,902			60,098
Total liabilities and shareholders' equity	$978,104			$901,541

Net interest spread		$25,111	3.44%		$22,357	3.37%
Tax-equivalent basis adjustment		(102)			(132)
Net interest income		$25,009			$22,225
Net interest margin			3.65%			3.54%

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES

September 30, 2015

Amounts in thousands, except percentages	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$12,404	$12,181	$12,551	$12,918	$12,858
Provision for loan losses charged to expense	200	-	200	850	550
	12,604	12,181	12,751	13,768	13,408
Less: Chargeoffs
SBA loans	86	6	128	569	232
SBA 504 loans	-	-	589	-	-
Commercial loans	10	147	100	377	72
Residential mortgage loans	50	-	-	362	201
Consumer loans	52	7	30	-	211
Total chargeoffs	198	160	847	1,308	716
Add: Recoveries
SBA loans	10	2	37	12	111
SBA 504 loans	-	-	-	-	-
Commercial loans	5	370	201	31	95
Residential mortgage loans	-	10	39	40	20
Consumer loans	-	1	-	8	-
Total recoveries	15	383	277	91	226
Net chargeoffs (recoveries)	183	(223)	570	1,217	490
Balance, end of period	$12,421	$12,404	$12,181	$12,551	$12,918

LOAN QUALITY INFORMATION:
Nonperforming loans (1)	$10,742	$8,837	$9,141	$11,368	$11,212
Other real estate owned ("OREO")	1,759	2,265	1,975	1,162	1,658
Nonperforming assets	12,501	11,102	11,116	12,530	12,870
Less: Amount guaranteed by SBA	225	267	270	1,569	200
Net nonperforming assets	$12,276	$10,835	$10,846	$10,961	$12,670

Loans 90 days past due & still accruing	$272	$273	$5	$890	-

Performing Troubled Debt Restructurings (TDRs)	$3,268	$3,360	$3,458	$3,548	$4,194
(1) Nonperforming TDRs included in nonperforming loans	2,808	2,843	2,911	2,960	3,473
Total TDRs	$6,076	$6,203	$6,369	$6,508	$7,667

Allowance for loan losses to:
Total loans at quarter end	1.45%	1.51%	1.55%	1.65%	1.74%
Nonperforming loans (1)	115.63	140.36	133.26	110.41	115.22
Nonperforming assets	99.36	111.73	109.58	100.17	100.37
Net nonperforming assets	101.18	114.48	112.31	114.51	101.96

QTD net chargeoffs (annualized) to QTD average loans:
SBA loans	0.57%	0.03%	0.76%	4.35%	0.90%
SBA 504 loans	-	-	7.15	-	-
Commercial loans	-	(0.21)	(0.10)	0.34	(0.02)
Residential mortgage loans	0.08	(0.02)	(0.07)	0.59	0.36
Consumer loans	0.28	0.04	0.20	(0.05)	1.58
Total loans	0.09%	(0.11)%	0.30%	0.63%	0.27%

Nonperforming loans to total loans	1.26%	1.08%	1.16%	1.49%	1.51%
Nonperforming loans and TDRs to total loans	1.64	1.48	1.61	1.96	2.07
Nonperforming assets to total loans and OREO	1.46	1.35	1.41	1.64	1.73
Nonperforming assets to total assets	1.19	1.08	1.07	1.24	1.33

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

September 30, 2015

(In thousands, except percentages and per share amounts)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
SUMMARY OF INCOME:
Total interest income	$10,554	$10,218	$9,884	$9,802	$9,491
Total interest expense	1,932	1,849	1,864	1,914	1,859
Net interest income	8,622	8,369	8,020	7,888	7,632
Provision for loan losses	200	-	200	850	550
Net interest income after provision for loan losses	8,422	8,369	7,820	7,038	7,082
Total noninterest income	2,275	1,893	1,641	1,660	1,853
Total noninterest expense	6,852	6,652	6,502	6,045	6,241
Income before provision for income taxes	3,845	3,610	2,959	2,653	2,694
Provision for income taxes	1,294	1,182	1,020	952	808
Net income	$2,551	$2,428	$1,939	$1,701	$1,886

Net income per common share - Basic	$0.30	$0.29	$0.23	$0.21	$0.24
Net income per common share - Diluted	$0.30	$0.28	$0.23	$0.20	$0.24

COMMON SHARE DATA:
Market price per share	$9.77	$9.79	$9.08	$9.43	$9.63
Dividends paid	$0.04	$0.03	$0.03	$0.03	$0.03
Book value per common share	$9.02	$8.75	$8.55	$8.36	$8.17
Weighted average common shares outstanding - Basic	8,427	8,425	8,417	8,378	7,847
Weighted average common shares outstanding - Diluted	8,536	8,524	8,514	8,478	7,946
Issued and outstanding common shares	8,429	8,425	8,423	8,388	8,370

OPERATING RATIOS (Annualized):
Return on average assets	1.00%	1.01%	0.82%	0.70%	0.82%
Return on average equity	13.54	13.35	11.08	9.78	11.89
Efficiency ratio	62.88	64.99	67.30	63.68	65.80

BALANCE SHEET DATA:
Total assets	$1,052,711	$1,024,303	$1,035,404	$1,008,788	$969,593
Total deposits	866,247	815,427	789,441	794,341	781,920
Total loans	855,560	821,696	784,642	761,825	744,366
Total securities	71,492	74,375	77,308	80,082	86,879
Total shareholders' equity	76,065	73,690	71,987	70,123	68,384
Allowance for loan losses	(12,421)	(12,404)	(12,181)	(12,551)	(12,918)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.40%	4.52%	4.49%	4.35%	4.43%
Interest-bearing liabilities	1.01	1.03	1.05	1.03	1.05
Net interest spread	3.39	3.49	3.44	3.32	3.38
Net interest margin	3.60	3.70	3.64	3.49	3.56

CREDIT QUALITY:
Nonperforming assets	12,501	11,102	11,116	12,530	12,870
QTD net chargeoffs (annualized) to QTD average loans	0.09%	(0.11)%	0.30%	0.63%	0.27%
Allowance for loan losses to total loans	1.45	1.51	1.55	1.65	1.74
Nonperforming assets to total loans and OREO	1.46	1.35	1.41	1.64	1.73
Nonperforming assets to total assets	1.19	1.08	1.07	1.24	1.33

CAPITAL RATIOS AND OTHER:
Total equity to total assets	7.23%	7.19%	6.95%	6.95%	7.05%
Leverage ratio	8.92	9.09	8.94	8.71	8.96

Common equity tier 1 risk-based capital ratio	9.37	9.39	9.25	n/a	n/a
Tier 1 risk-based capital ratio	11.25	11.33	11.22	11.57	11.58
Total risk-based capital ratio	12.50	12.59	12.48	12.83	12.84
Number of banking offices	15	15	15	15	15
Number of ATMs	16	16	16	16	16
Number of employees	163	177	166	169	163
1)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by weighted average shares outstanding.
2)	Defined as net income adjusted for dividends accrued and accretion of discount on perpetual preferred stock divided by average shareholders' equity (excluding preferred stock).